Exhibit 99.7

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-114045, No. 333-111702, No. 333-86870, No. 333-73320 and No. 333-117016) and the Registration Statements on Form S-8 (No. 333-34130, No. 333-37638, No. 333-71336, No. 333-107895, No. 333-107896 and No. 333-118814) of ON Semiconductor Corporation of the following reports, all of which appear in this Current Report on Form 8-K:

•	Our report dated February 2, 2004, except for the third paragraph of Note 2 for which the date is February 9, 2004, relating to the consolidated financial statements of Semiconductor Components Industries, LLC (a wholly-owned subsidiary of ON Semiconductor Corporation);

•	Our report dated February 2, 2004, except for the third paragraph of Note 2 for which the date is February 9, 2004, relating to the consolidated financial statements of SCG (China) Holding Corporation (a wholly-owned subsidiary of ON Semiconductor Corporation);

•	Our report dated February 2, 2004, except for the third paragraph of Note 2 for which the date is February 9, 2004, relating to the consolidated financial statements of ON Semiconductor Trading Ltd. (an indirect wholly-owned subsidiary of ON Semiconductor Corporation);

•	Our report dated February 2, 2004, except for the third paragraph of Note 2 for which the date is February 9, 2004, relating to the consolidated financial statements of SCG Malaysia Holdings Sdn. Bhd. (an indirect wholly-owned subsidiary of ON Semiconductor Corporation);

•	Our report dated February 2, 2004, except for the third paragraph of Note 2 for which the date is February 9, 2004, relating to the financial statements of SCG Philippines, Incorporated (an indirect wholly-owned subsidiary of ON Semiconductor Corporation); and,

•	Our report dated February 2, 2004, except for the third paragraph of Note 2 for which the date is February 9, 2004, relating to the financial statements of ON Semiconductor Japan Technology, Ltd. (an indirect wholly-owned subsidiary of ON Semiconductor Corporation).

/s/    PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Phoenix, Arizona

October 26, 2004